Property, Plant And Equipment And Asset Retirement Obligations	12 Months Ended
Dec. 31, 2012
Property, Plant And Equipment And Asset Retirement Obligations [Abstract]
Property, Plant And Equipment And Asset Retirement Obligations

5.              Property, Plant and Equipment and Asset Retirement Obligations

Property, plant and equipment consisted of the following at December 31, 2012 and 2011:

	December 31,
	2012	2011
	(As Restated)	(As Restated)
Oil and natural gas properties (full cost method):
Properties being amortized	$1,340,650	$1,155,894
Properties not subject to amortization	81,292	111,621
Total oil and natural gas properties	1,421,942	1,267,515
Less accumulated depreciation, depletion and amortization	(767,674)	(651,608)
Net oil and gas properties	654,268	615,907

Land	1,025	1,025
Buildings and improvements	6,406	6,406
Office equipment and software	4,862	4,665
Leased equipment	345	345
Furniture and fixtures	731	726
Total	13,369	13,167
Less accumulated depreciation	(6,598)	(5,984)
Net capitalized costs	6,771	7,183
Capitalized assets, net	$661,039	$623,090

The Company utilizes useful lives of 31.5 years for buildings and improvements,  3 to 5 years for office equipment and software, 2 to 5 years for leased equipment and 7 years for furniture and fixtures when calculating depreciation.

Oil and Gas Properties

For the year ended December 31, 2012, the Company’s ceiling test computation resulted in a write-down of $37.0 million and was based on twelve-month average prices of $91.21 per barrel of oil plus adjustments by lease for quality, transportation fees, and regional price differentials and $2.76 per MMBtu of natural gas plus adjustments by lease for energy content, transportation fees, and regional price differentials.  The write-down of $37.0 million was recorded in Depreciation, depletion and amortization in the consolidated statement of operations.  For the year ended December 31, 2011, the Company’s ceiling test computation did not result in a write-down and was based on twelve-month average prices of $92.71 per barrel of oil, plus adjustments, and $4.12 per MMBtu of natural gas, plus adjustments.  For the year ended December 31, 2010, the Company’s ceiling test computation did not result in a write-down and was based on twelve-month average prices of $75.96 per barrel of oil, plus adjustments and $4.38 per MMBtu of natural gas, plus adjustments.

Sale of Oil and Gas Properties

During the fourth quarter of 2012, the Company sold approximately 40,000 acres in Oklahoma to a former joint venture partner.  The sales price was approximately $10.0 million and was recorded as a reduction to our net oil and gas properties on the accompanying consolidated balance sheets, with no income statement impact because the sale does not significantly alter the relationship between capitalized costs and proved reserves.

During the third quarter of 2012, the Company sold approximately 15,000 net acres in oil, gas and/or mineral leases and a total of approximately 56,000 net acres, which includes options in oil, gas and/or mineral leases, located in Texas and Louisiana and a well and related equipment located in Louisiana, along with all of our contracts and agreements related to this property to an unrelated third party.  The sales price was approximately $14.0 million and was recorded as a reduction to net oil and gas properties on the accompanying consolidated balance sheets, with no income statement impact because the sale does not significantly alter the relationship between capitalized costs and proved reserves.

During the second quarter of 2012, the Company sold a wellbore and production facility in Louisiana state waters to an unrelated third party.  The sales price was approximately $2.0 million and was recorded as a reduction to our net oil and gas properties on the accompanying consolidated balance sheets, with no income statement impact because the sale does not significantly alter the relationship between capitalized costs and proved reserves.

During the second quarter of 2011, the Company sold approximately 16,000 acres onshore Mississippi to an unrelated third party oil and gas company. The sales price was approximately $2.2 million and was recorded  as a reduction to our net oil and gas properties on the accompanying consolidated balance sheets, with no income statement impact because the sale does not significantly alter the relationship between capitalized costs and proved reserves.

During the fourth quarter of 2010, the Company finalized an agreement to sell approximately 69,000 acres onshore Louisiana to an unrelated third party oil and gas company.  The sales price was $13.7 million and was recorded  as a reduction to our net oil and gas properties on the accompanying consolidated balance sheets, with no income statement impact because the sale does not significantly alter the relationship between capitalized costs and proved reserves.

Asset Retirement Obligations

The change in the Company’s asset retirement obligations (ARO) is set forth below:

In thousands
Balance of ARO as of January 1, 2010	$20,005
Accretion expense	1,434
Additions	655
Settlement of ARO	(1,415)
Changes in ARO estimates	2,673
Balance of ARO as of December 31, 2010	23,352
Accretion expense	681
Additions	1,389
Settlement of ARO	(1,067)
Changes in ARO estimates	2,433
Balance of ARO as of December 31, 2011	26,788
Accretion expense	1,362
Additions	2,301
Settlement of ARO	(827)
Changes in ARO estimates	9,749
Balance of ARO as of December 31, 2012	$39,373

A portion of the increase in the ARO estimate during 2012 is related to a transaction with a former partner in which we obtained their interest in a property, along with a cash settlement from them for their portion of the ARO.  Their portion of the ARO on this property is now included in our ARO estimate.  In connection with this agreement, we obtained updated third party estimates of certain offshore AROs. Based on new government regulations as well as increased costs to perform plugging and abandonment work in the Gulf of Mexico, the ARO has increased substantially.  As a result, we have re-evaluated our AROs recorded for properties in this area.  Additionally, Hurricane Isaac impacted one of our wells causing changes in the ARO estimate for this well.

The change in estimate during 2011 was primarily due to an increase in the Company’s share of plugging and abandonment obligations on one field in the Gulf of Mexico due to the Company now being responsible for a higher percentage of the plugging and abandonment on certain wells that the former owner used to share in.  The change in estimate during 2010 was primarily due to changes in estimated future prices to perform plugging and abandonment work in shallow waters.

The asset retirement cost recorded in oil and gas properties being amortized at December 31, 2012 and 2011 was $14.4 million and $6.4 million, net of depreciation of $16.9 million and $15.1 million, respectively.  Accretion of the asset retirement obligation is recorded in the accompanying consolidated statement of operations in Depreciation, depletion and amortization.